UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

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SPRINT CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-04721	46-1170005
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6200 Sprint Parkway
Overland Park, Kansas 66251
(Address of principal executive offices, including zip code)

(855) 848-3280
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2015, the 2015 annual meeting of stockholders (the “Annual Meeting”) of Sprint Corporation (the “Company”) was held, at which the Company’s shareholders approved the 2015 Omnibus Incentive Plan (the “Omnibus Plan”). A description of the material terms and conditions of the Omnibus Plan is provided under the heading "Proposal 4 - Approval of the 2015 Omnibus Incentive Plan" starting on page 68 of the Company's proxy statement filed with the Securities and Exchange Commission on June 26, 2015, which description is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders

              At the Annual Meeting, stockholders representing 3,876,535,592 shares, or approximately 97.7%, of the common shares outstanding as of the June 9, 2015 record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

          The Company's bylaws provide that the directors receiving the highest number of votes "for" will be elected. Each other matter was determined by a majority of votes cast.

	Votes Cast For		Votes Withheld
	Number	% of Votes Cast	Number	Broker Non-Votes
Nikesh Arora	3,698,928,725	99.4%	22,321,112	155,285,755
Robert R. Bennett	3,713,303,960	99.8%	7,945,877	155,285,755
Gordon M. Bethune	3,621,040,128	97.3%	100,209,709	155,285,755
Marcelo Claure	3,710,645,981	99.7%	10,603,856	155,285,755
Ronald D. Fisher	3,610,000,537	97.0%	111,249,300	155,285,755
Julius Genachowski	3,717,059,648	99.9%	4,190,189	155,285,755
Adm. Michael G. Mullen	3,621,541,003	97.3%	99,708,834	155,285,755
Masayoshi Son	3,596,185,515	96.6%	125,064,322	155,285,755
Sara Martinez Tucker	3,713,849,734	99.8%	7,400,103	155,285,755

Proposals Submitted by Board of Directors
Ratification of the selection of the independent registered public accounting firm (“Independent Auditor”) received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation is non-binding.

	Votes Cast For			Abstain	Broker Non-Votes
Proposal	Number	% of Votes Cast	Votes Cast Against
Ratification of selection of Independent Auditor	3,822,961,520	98.6%	52,120,332	1,453,740	N/A

Advisory approval of executive compensation	3,537,911,357	95.1%	182,112,110	1,226,370	155,285,755
Approval of the Company’s 2015 Omnibus Incentive Plan	3,650,436,569	98.1%	69,497,986	1,315,282	155,285,755

Proposals Submitted by Stockholders
The Company did not receive any stockholder proposals to be voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

August 11, 2015	By:	/s/ Timothy O'Grady
Timothy O'Grady
Corporate Secretary